Exhibit 10.6

EXECUTION COPY

AMENDMENT NO. 27

TO THE

UPS PENSION PLAN

WHEREAS, United Parcel Service of America, Inc. (“UPS”) and its affiliated corporations established effective as of January 1, 1973, the UPS Pension Plan for the benefit of their eligible employees; and

WHEREAS, the UPS Pension Plan, as adopted and amended from time to time, was amended and restated in its entirety, effective as of January 1, 1976, to comply with the Employee Retirement Income Security Act of 1974; and

WHEREAS, the UPS Pension Plan has been amended on a number of occasions since January 1, 1976, the most recent being Amendment No. 26; and

WHEREAS, this amendment to the UPS Pension Plan is adopted to account for certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 by providing that the automatic cash-out provisions of the UPS Pension Plan are limited to vested accrued benefits, the present value of which is less than $1,000.

NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 10.1 of the Plan, the UPS Pension Plan is hereby further amended to reflect the following changes:

1. Section 4.13(a), In General, is hereby amended effective for benefits paid after March 1, 2005 by adding the following new sentence at the end of the very last paragraph in that Section to read as follows:

Provided however, that if the Present Value of such benefit is $1,000 or greater, no such payment shall be made after March 1, 2005.

2. Section 4.14(e)(1) is hereby amended effective for benefits paid after March 1, 2005 by adding the following new sentence at the very end of the very last paragraph in that Section to read as follows:

Provided however, that if the Present Value of such benefit is $1,000 or greater, no such payment shall be made after March 1, 2005.

3. Section 4.11 of Benefit Schedule K of Exhibit I is hereby amended effective for benefits paid after March 1, 2005 by adding the following new sentence immediately following the first sentence of the first paragraph of that Section to read as follows:

Provided however, that if the Present Value of such benefit is $1,000 or greater, no such payment shall be made after March 1, 2005.

4. Except as otherwise provided, this amendment shall be effective as of March 1, 2005.

5. Except as amended herein, the UPS Pension Plan as in effect before this Amendment No. 27 shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc., based upon action by its Board of Directors on this 21st day of March, 2005, has caused this Amendment No. 27 to be adopted.

ATTEST:	UNITED PARCEL SERVICE OF AMERICA, INC.

/s/ ALLEN HILL	/s/ MICHAEL L. ESKEW
Allen Hill Secretary	Michael L. Eskew Chairman